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                                                                   Exhibit 10.9

                                GEMSTONE SYSTEMS, INC.

                                 INDEMNITY AGREEMENT



          This Agreement is made as of July 9, 1998, by and between GEMSTONE SYSTEMS, INC., an Oregon corporation (the "Corporation"), and _________________ (the "Indemnitee"), a director of the Corporation.

          WHEREAS, it is essential to the Corporation to retain and attract as directors of the Corporation the most capable persons available and persons who have significant experience in business, corporate and financial matters; and

          WHEREAS, the Corporation has identified the Indemnitee as a person possessing the requisite background and abilities and desires him to continue to serve as a member of its Board of Directors; and

          WHEREAS, the substantial increase in corporate litigation may, from time to time, subject directors to burdensome litigation, the risks of which frequently far outweigh the advantages of serving in such capacity; and

          WHEREAS, in recent times the cost of directors' and officers' liability insurance has increased and the continued availability of such insurance cannot be assured; and

          WHEREAS, the Corporation and the Indemnitee recognize that serving as a director of a corporation at times calls for subjective evaluations and judgments upon which reasonable persons may differ and that, in that context, it is anticipated and expected that directors of corporations will and do from time to time commit actual or alleged errors or omissions in the good faith exercise of their corporate duties and responsibilities; and

          WHEREAS, it is now and has always been the express policy of the Corporation to indemnify its directors and officers to the fullest extent permitted by law; and

          WHEREAS, the Restated Articles of Incorporation, as amended (the "Articles") and the Bylaws of the Corporation require indemnification of the directors and officers of the Corporation to the fullest extent permitted by the Oregon Business Corporation Act (the "Act"); the Articles, the Bylaws and the Act expressly provide that the indemnification provisions set forth in the Articles, the Bylaws and in the Act, respectively, are not exclusive, and thereby contemplate that contracts may be entered into between the Corporation and directors and/or officers of the Corporation with respect to indemnification of directors and/or officers; and

          WHEREAS, the Corporation and the Indemnitee desire to articulate clearly in contractual form their respective rights and obligations with regard to the Indemnitee's service on behalf of the Corporation and with regard to claims for loss, liability, expense or damage which, directly or indirectly, may arise out of or relate to such service.

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          NOW THEREFORE, the Corporation and the Indemnitee agree as follows:

     1.   AGREEMENT TO SERVE.

          The Indemnitee shall serve as a director of the Corporation for so long as the Indemnitee is duly elected or appointed or until such time as the Indemnitee tenders a resignation in writing.

     2.   DEFINITIONS.

          As used in this Agreement:

          (a) The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Indemnitee may be or may have been involved as a party, witness or otherwise, by reason of the fact that the Indemnitee is or was a director and/or officer of or advisor to the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether or not serving in such capacity at the time any liability or expense is incurred for which exculpation, indemnification or reimbursement can be provided under this Agreement.

          (b) The term "Expenses" includes, without limitation, expense of investigations, judicial or administrative proceedings or appeals, amounts paid in settlement by the Indemnitee, attorney, accountant and other professional fees and disbursements and any expenses of establishing a right to indemnification under Section 8 of this Agreement, but shall not include the amount of judgments or fines against the Indemnitee.

          (c) References to "other enterprise" shall include, without limitation, employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, advisor, officer, employee or agent with respect to an employee benefit plan, its participants, or its beneficiaries; and a person who acted in good faith and in a manner reasonably believed to be in the interest of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

     3.   LIMITATION OF LIABILITY.

          (a) To the fullest extent permitted by law, the Indemnitee shall not be subjected to loss, liability, expense or damage of any kind or nature whatsoever in respect of the Indemnitee's errors or omissions (or alleged errors or omissions) in serving the Corporation or its stockholders so long as (i) the Indemnitee shall act in good faith and in a manner which he reasonably believes not


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to be opposed to the best interests of the Corporation and (ii) such errors or omissions, if any, are not shown by clear and convincing evidence to have involved:

               (i)   a breach of the Indemnitee's duty of loyalty;

               (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

               (iii) any act from which the Indemnitee derives improper personal benefit; or

               (iv) the unlawful payment of dividends or the unlawful repurchase of stock.

          (b) Without limiting the generality of (a) above and to the fullest extent permitted by law, the Indemnitee shall have no personal liability to the Corporation, its stockholders or any other person claiming derivatively through the Corporation, regardless of the theory or principle under which such liability may be asserted, for:

               (i)   punitive, exemplary or consequential damages;

               (ii) treble or other damages computed based upon any multiple of damages actually and directly proved to have been sustained;

               (iii) fees of attorneys, accountants, expert witnesses or
                     professional consultants; or

               (iv)  civil fines or penalties of any kind or nature whatsoever.

     4.   INDEMNITY IN THIRD-PARTY PROCEEDINGS.

          The Corporation shall indemnify the Indemnitee in accordance with the provisions of this Section 4 if the Indemnitee is a party to or threatened to be made a party to any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor), against all Expenses, judgments and fines actually and reasonably incurred by the Indemnitee in connection with such Proceeding, if the Indemnitee acted in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, in the case of a criminal proceeding, in addition, had no reasonable cause to believe that the Indemnitee's conduct was unlawful. The termination of any such Proceeding by judgment, order of court, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in the best interests of the Corporation, and with respect to any criminal proceeding, that the Indemnitee had reasonable cause to believe that the Indemnitee's conduct was unlawful.


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     5.   INDEMNITY IN PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION.

          The Corporation shall indemnify the Indemnitee in accordance with the provisions of this Section 5 if the Indemnitee is a party to or threatened to be made a party to any Proceeding by or in the right of the Corporation to procure a judgment in its favor, against all Expenses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such Proceeding, if the Indemnitee acted in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation. However, no indemnification shall be made under this Section 5 in respect of any claim, issue or matter as to which such person shall have been finally adjudged by a court to be liable for negligence or misconduct in the performance of the Indemnitee's duty to the Corporation, unless and only to the extent that any court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity.

     6.   INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY.

          Notwithstanding any other provisions of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action without prejudice, the Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

     7.   ADVANCES OF EXPENSES.

          The Expenses incurred by the Indemnitee pursuant to Sections 4, 5 and 9 in any Proceeding shall be paid by the Corporation in advance of the final disposition of the Proceeding at the written request of the Indemnitee, if the Indemnitee shall undertake to repay such amount to the extent that it is ultimately determined by a court that the Indemnitee is not entitled to indemnification. Such advances shall be made without regard to the Indemnitee's ability to repay such Expenses. The Corporation is expressly authorized to establish a trust, escrow account or other secured funding source for the payment of advances made and to be made pursuant to this Section 7 or of Expenses incurred by the Indemnitee pursuant to Sections 4, 5 and 9 in any Proceeding.

     8.   RIGHT OF THE INDEMNITEE TO INDEMNIFICATION UPON APPLICATION.

          Any indemnification or advance under Sections 4, 5, 7 or 9 shall be made no later than 45 days after receipt of the written request of the Indemnitee, unless a determination is made within such 45-day period by (a) the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the applicable Proceeding, or (b) independent legal counsel in a written opinion (which counsel shall be appointed if such a quorum is not obtainable), that the Indemnitee has not met the relevant standards for indemnification set forth in Sections 4, 5 or 9 or that an exclusion set forth in Section 10 is applicable.


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          The right to indemnification or advances as provided by this Agreement shall be enforceable by the Indemnitee in any court of competent jurisdiction. The burden of proving by clear and convincing evidence that indemnification or advances are not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because the Indemnitee has met the applicable standard of conduct nor an actual determination by the Corporation (including its Board of Directors or independent legal counsel) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses incurred in connection with successfully establishing the Indemnitee's right to indemnification or advances, in whole or in part, in any Proceeding shall also be indemnified by the Corporation.

     9.   ADDITIONAL INDEMNIFICATION.

          (a) Notwithstanding any limitation in Sections 4 or 5, the Corporation shall indemnify the Indemnitee to the fullest extent permitted by law in accordance with the provisions of this Section 9(a) if the Indemnitee is a party to or threatened to be made a party to any Proceeding (including a Proceeding by or in the right of the Corporation to procure a judgment in its favor) involving a claim against the Indemnitee for breach of fiduciary duty by the Indemnitee, against any judgments and all Expenses actually and reasonably incurred by the Indemnitee in connection with such Proceeding, except that the Corporation shall not make any indemnity under this Section 9(a):

               (i) on account of the Indemnitee's conduct that constitutes a breach of the Indemnitee's duty of loyalty to the Corporation or its stockholders;

               (ii) on account of the Indemnitee's acts or omissions not in good faith, intentional misconduct, knowing violations of law, fraud or deliberately dishonest conduct; or

               (iii) if a final decision by a court having jurisdiction in the matter determines that such indemnification is unlawful.

          (b) Notwithstanding any limitation in Sections 4, 5 or 9(a), the Corporation will indemnify the Indemnitee with respect to any Proceeding against Expenses, judgments and fines to the fullest extent permitted by the Act, including the nonexclusivity provision of ORS 60.414 and including any amendments to the Act adopted after the date hereof that may increase the extent to which a corporation may indemnify its officers and directors.

          (c) The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under the Articles, the Bylaws, any other agreement, any vote of shareholders or directors, the Act, or otherwise, both as to action in the Indemnitee's official capacity and as to action in another capacity while holding such


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office.  The indemnification under this Agreement shall continue as to the
Indemnitee even though the Indemnitee may have ceased to be a director or advisor and shall inure to the benefit of the heirs, executors, administrators, and personal representatives of the Indemnitee.

     10.  INDEMNITY EXCLUSIONS.

          Notwithstanding any provision in this Agreement other than Section 6, the Corporation shall not be obligated under this Agreement to make any indemnification or advances in connection with any claim made against the
Indemnitee:

          (a) for which payment is required to be made to or on behalf of the Indemnitee under any insurance policy, except with respect to any excess amount to which the Indemnitee is entitled under this Agreement beyond the amount of payment under such insurance policy; or

          (b) with respect to a transaction in which the Indemnitee received an improper personal benefit; or

          (c) for an accounting of profits made from the purchase and sale by the Indemnitee of securities of the Corporation within the meaning of
Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provision of any state statutory law or common law.

     11.  PARTIAL INDEMNIFICATION.

          If the Indemnitee is entitled under any provisions of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments and fines actually and reasonably incurred by the Indemnitee in the investigation, defense, appeal or settlement of any Proceeding, but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such Expenses, judgments or fines to which the Indemnitee is entitled.

     12.  SEVERABILITY.

          If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify the Indemnitee as to Expenses, judgments and fines with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any other applicable law.

     13.  NOTICE.

          The Indemnitee shall, as a condition precedent to the Indemnitee's right to be indemnified under this Agreement, give to the Corporation notice in writing as soon as practicable of any claim made against the Indemnitee for which indemnity will or could be sought under this Agreement. Notice to the Corporation shall be directed to the Corporation at its principal business


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office or such other address as the Corporation shall designate in writing to the Indemnitee. Notice shall be deemed received three days after the date postmarked if sent by prepaid mail, properly addressed. In addition, the Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within the Indemnitee's power.

     14.  APPLICABLE LAW.

          This Agreement shall be governed by and construed in accordance with the internal laws of the state of Oregon without regard to the principles of conflict of laws.

     15.  SUCCESSORS AND ASSIGNS.

          This Agreement shall be binding upon the Corporation and its successors and assigns.

          IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be duly executed and signed as of the day and year first above written.

                                       GEMSTONE SYSTEMS, INC.


                                       By ___________________________
                                       Name__________________________
                                       Title_________________________




                                       [Name of Indemnitee]


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